UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Northern Lights Fund Trust II
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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Monte Chesapeake Macro Strategies Fund

(Ticker: MHBAX, MHBCX, MHBIX)

a series of Northern Lights Fund Trust II

17605 Wright Street

Omaha, NE 68130

February [_], 2016

Dear Shareholder:

I am writing to inform you of the upcoming special meeting (the “Meeting”) of the shareholders of the Monte Chesapeake Macro Strategies Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”).

The Meeting is scheduled to be held at 10:00 a.m., Eastern Time on March 23, 2016, at the offices of Gemini Fund Services, LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Please take the time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot.

As described in the attached Notice of Special Meeting of Shareholders and Proxy Statement, the purpose of the Meeting is to seek your approval of an amendment to the investment advisory agreement between the Trust, on behalf of the Fund, and the Fund’s adviser Monte Capital Group LLC (“Monte” or the “Adviser”). Shareholders of the Fund are being asked to approve changes to the investment advisory agreement that will increase the advisory fee rate paid by the Fund. Shareholders of the Fund are also being asked to approve a new sub-advisory agreement with Chesapeake Capital Corp. (“Chesapeake” or the “Proposed Sub-Adviser”). The amended advisory agreement and new sub-advisory agreement were approved by the Trust’s Board of Trustees at its meeting on January 26-27, 2016. The amended advisory agreement is identical to the current advisory agreement, except for the increase in fee, the date of execution, effectiveness and term.

We think that these proposals are in the best interest of the shareholders of the Fund. The Trust’s Board of Trustees has unanimously recommended that shareholders of the Fund vote “FOR” each proposal.

Should you have any questions, please feel free to call us at 1-855-542-4642. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed proxy ballot.

Your vote is important regardless of the number of shares you own. To assure your representation at the Meeting, please follow the instructions on the enclosed proxy ballot whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

Kevin E. Wolf

President

Northern Lights Fund Trust II

Monte Chesapeake Macro Strategies Fund

(Ticker: MHBAX, MHBCX, MHBIX)

a series of Northern Lights Fund Trust II

17605 Wright Street

Omaha, NE 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held March 23, 2016

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust II (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Meeting”) of the shareholders of the Monte Chesapeake Macro Strategies Fund (the “Fund”), a series of the Trust, to be held at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on March 23, 2016 at 10:00 a.m., Eastern Time, for the purpose of considering and approving the following proposals:

  To approve the amended and restated investment advisory agreement by and between the Trust and Monte Capital Group LLC; and
  To approve a new sub-advisory agreement with Chesapeake Capital Corp.; and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on February [______], 2016 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 23, 2016.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Amended Advisory Agreement) and Proxy Voting Ballot are available at www.proxyonline.com/docs/[montechesapeake].pdf.

By Order of the Board of Trustees

James P. Ash, Esq., Secretary

Northern Lights Fund Trust II

February [__], 2016

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What is happening?

A. As described in the attached Notice and Proxy Statement, the purpose of the Meeting is to seek your approval of an amendment to the investment advisory agreement between the Trust, on behalf of the Fund, and the Fund’s adviser Monte Capital Group LLC (“Monte” or the “Adviser”). Shareholders of the Fund are being asked to approve changes to the investment advisory agreement that will increase the advisory fee rate paid by the Fund (the “Amended Advisory Agreement”). Shareholders of the Fund are also being asked to approve a new sub-advisory agreement with Chesapeake Capital Corp. (“Chesapeake” or the “Proposed Sub-Adviser”)(the “New Sub-Advisory Agreement”). The Amended Advisory Agreement and New Sub-Advisory Agreement were approved by the Trust’s Board of Trustees at its meeting on January 26-27, 2016. The Amended Advisory Agreement is identical to the current advisory agreement, except for the increase in fee, the date of execution, effectiveness and term. The effective date of the Amended Advisory Agreement will be the date shareholders approve the Amended Advisory Agreement anticipated to be March 23, 2016. Additionally, the fee waiver/expense reimbursement arrangement in place between the Adviser and the Fund has been extended until March 31, 2017.

The Fund’s investment objective or investment strategies have not changed as a result of the approval of the Amended Advisory Agreement or the New Sub-Advisory Agreement.

Q. What proposal am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the proposals below, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

1. To approve the amended and restated investment advisory agreement by and between the Trust and Monte Capital Group LLC; and

2. To approve a new sub-advisory agreement with Chesapeake Capital Corp.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in the Fund and have the right to vote on this very important proposals concerning your investment.

Q. How will the approval of the Amended Advisory Agreement and New Sub-Advisory Agreement affect me as a Fund shareholder?

A. The Fund and its investment objective will not change as a result of the approval of the Amended Advisory Agreement and New Sub-Advisory Agreement, and you will still own the same shares in the Fund. The terms of the Amended Advisory Agreement are identical to the current advisory agreement except for the advisory fee, date of execution, effectiveness and term. If approved by the shareholders, the Amended Advisory Agreement and the New Sub-Advisory Agreement will each have an initial two-year term and will be subject to annual renewal thereafter. The portfolio managers who currently manage the Fund are expected to continue to manage the Fund under the Amended Advisory Agreement. Jerry Parker Jr., CEO of Chesapeake Capital will continue to be the portfolio manager of the managed futures portion of the Fund pursuant to the Sub-Advisory Agreement. Additionally, the expense limitation agreement in place between the Adviser and the Fund will remain unchanged and will extend for another year

Q. Will the Fund’s name change?

A. No. The Fund’s name will not change.

Q. Has the Board of Trustees approved the Amended Advisory Agreement and the New Sub-Advisory Agreement and how do the Trustees of the Fund recommend that I vote?

A. The Board of Trustees unanimously approved the Amended Advisory Agreement and the New Sub-Advisory Agreement at a meeting held on January 26-27, 2016, and recommends that you vote FOR the proposals.

Q. Who will bear the costs related to this proxy solicitation?

A. All costs of this proxy will be paid by the Adviser and Proposed Sub-Adviser and not by the Fund or its shareholders.

Q. Who is entitled to vote?

A. If you owned shares of the Fund as of the close of business on February __, 2016 (the “Record Date”), you are entitled to vote.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on March 23, 2016 at 10:00 a.m., Eastern Time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement.

Q. What vote is required to approve each proposal?

A. Approval of the Amended Advisory Agreement and the New Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposals.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing or by phone. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. How can I obtain a copy of the Fund’s annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for the Fund, please call (toll-free) 1-855-542-4642, or write to 17605 Wright Street, Omaha, NE 68130. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call (toll-free) 1-855-542-4642.

Monte Chesapeake Macro Strategies Fund

(Ticker: MHBAX, MHBCX, MHBIX)

a series of Northern Lights Fund Trust II

17605 Wright Street

Omaha, NE 68130

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Northern Lights Fund Trust II (the “Trust”), an open-end registered management investment company registered with the United States Securities and Exchange Commission (the “SEC”) with its principal office located at 17605 Wright Street, Omaha, NE 68130. The proxies are to be used at a special meeting (the “Meeting”) of the shareholders of the Monte Chesapeake Macro Strategies Fund, a series of the Trust (the “Fund”), at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on March 23, 2016 at 10:00 a.m., Eastern Time, and any adjournment of the Meeting. The primary purpose of the Meeting is for shareholders of the Fund to consider and approve the following proposals:

  To approve an amended and restated investment advisory agreement by and between the Trust and Monte Capital Group LLC; and
  To approve a new sub-advisory agreement with Chesapeake Capital Corp.; and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about [_], 2016. Only shareholders of record at the close of business on February [_], 2016 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be Held on March 23, 2016:

This proxy statement is available at www.proxyonline.com/docs/[montechesapeake].pdf, or by contacting the Fund (toll-free) at 1-855-542-4642. To obtain directions to attend the Meeting, please call the Fund (toll-free) at 1-855-542-4642. For a free copy of the Fund’s latest annual and/or semi-annual report, call (toll-free) at 1-855-542-4642 or write to:

Monte Chesapeake Macro Strategies Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

SUMMARY OF THE PROPOSALS

PROPOSAL I — APPROVAL OF AN AMENDED AND RESTATED INVESTMENT ADVISORY

AGREEMENT BY AND BETWEEN THE TRUST AND MONTE CAPITAL GROUP LLC

At the Special Meeting, shareholders of the Fund will be asked to approve an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) between the Fund and Monte Capital Group LLC (“Monte”), the Fund’s investment adviser. A general description of the Amended Advisory Agreement is included below. The terms of the Amended Advisory Agreement are identical to those of the current investment advisory agreement it replaces (the “Current Advisory Agreement”), except that, if approved, the advisory fee rate payable by the Fund under the Amended Advisory Agreement will be higher than the rate payable under the Current Advisory Agreement.

Under the Current Advisory Agreement, dated March 14, 2014, the annual advisory fee rate payable by the Fund to Monte is 0.96% of the Fund’s average net assets (the “Current Fee”). Pursuant to the Amended Advisory Agreement, the proposed advisory fee would be 1.70% of the Fund’s average net assets (the “Proposed Fee”).

The Board has approved the restructuring of the Fund, whereby Monte will hire a sub-adviser to pursue the Fund’s multi-asset, long/short global macro strategy by managing and investing a portion of the Fund’s assets directly in futures, forwards, options, spot contracts and swaps (collectively “Futures Interest Contracts”) rather than indirectly through investments in commodity pools managed by the sub-adviser or swap agreements providing exposure to such pools. Chesapeake Capital Corp. (“Chesapeake”) will, subject to shareholder approval of Proposal II, become the sub-adviser to the Fund. Monte believes that the costs associated with obtaining exposure to the multi-asset, long/short global macro strategy indirectly are too high. For instance, the commodity pools in which the Fund invests have performance or incentive fees in addition to management fees. Additionally, counterparty risk associated with swap agreements has increased beyond Monte’s acceptable standard. Monte would like to engage Chesapeake in order to eliminate those incentive fees as well eliminate the fees and mitigate the additional risk associated with swap agreements providing exposure to the pools (“Underlying Fees”). While these Underlying Fees do not appear in the Fund’s expense ratio, they do impact the overall performance of the Fund by reducing the return of these investments. While the investment advisory fee payable by the Fund, as well as the Fund’s gross total annual operating expenses, will increase if this Proposal I is approved, Monte anticipates that the reduction in Underlying Fees will offset if not exceed the impact of the increased advisory fee on the Fund’s performance. As part of the restructuring, the Fund’s investment objective, investment strategies and risks will not change as the Fund is already permitted to investment in Futures Interest Contracts directly.

The Fund’s investment advisory agreement with Monte was last approved by shareholders on March 14, 2014. The Fund’s initial investment advisory agreement between the Fund’s previous investment adviser, RJO Investment Management, LLC, and the Trust, with respect to the Fund, dated August 11, 2011 was last approved by the sole shareholder of the Fund on December 16, 2011. The Board of the Fund renewed the Current Advisory Agreement at an in-person meeting held on January 26 and 27, 2016 and approved the Amended Advisory Agreement at that same meeting. Shareholder approval of the Amended Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the Amended Advisory Agreement is included in Exhibit A. Monte is responsible for the day-to-day management of the Fund. Monte is entitled to receive investment advisory fees for its service as investment adviser to the Fund. The advisory fee is calculated based on the average daily net assets of the Fund. Under the Current Advisory Agreement, the advisory fee rate payable by the Fund is 0.96% of the Fund’s average net assets.

Because the Investment Company Act of 1940, as amended (the “1940 Act”), requires that investment advisory agreements be approved by a vote of a majority of the outstanding shares of a fund, shareholders are being asked to approve the proposed Amended Advisory Agreement.

Please see the section below entitled “Evaluation by the Board of Trustees” for a detailed discussion of the material factors and the conclusions with respect thereto that form the basis for the recommendation of the Board that the shareholders approve the Amended Advisory Agreement.

5

Information Concerning Monte

Monte is a limited liability company organized under the laws of the State of Delaware and located at 11 Broadway, Suite 766, New York, NY 10004. Monte was founded in 2012. John Lloyd, Charles Remes and Aron Schnell each indirectly own an equal interest in Monte. Monte is an investment adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (“Advisers Act”), as well as a commodity pool operator registered with the Commodity Futures Trading Commission. As of February 1, 2016, Monte managed approximately $53 million of client assets on a discretionary basis. Monte offers discretionary investment advisory services to both collective investment vehicles, including private investment funds, as well as to separate investment accounts maintained by its advisory clients.

The names and titles and principal occupations of the principal executive officers of Monte are set forth below. The address of each such person is 11 Broadway, Suite 766, New York, NY 10004.

Name	Title
Aron Schnell	Chief Executive Officer
John B. Lloyd	Chief Investment Officer, Hedge Fund
Charles Remes	Chief Compliance Officer

Aron Schnell, CEO, is responsible for Risk Management of all Monte portfolios. Mr. Schnell founded Monte in March 2012. After graduating from the University of Vermont with a BS in Finance in 1993, Aron became the CEO of Schnell & Co., a family-owned NYMEX member firm primarily involved in electronic trading and market making. From 2000-2007, Mr. Schnell managed over 20 employees and expanded the company’s trading focus from metals to energy and energy options. From 2008 to February 2012, Mr. Schnell was a Founding Partner of Cat 6 Management LLC, the precursor to Monte.

John B. Lloyd, CIO, is responsible for designing and executing each of Monte’s hedge strategy portfolios, including its managed accounts, but not any mutual funds, including the Fund. He joined Cat 6 in 2010 and was central to the creation of the proprietary fundamental stock selection filters, investment models and related research for Monte’s hedge fund. Mr. Lloyd began his investment career at Capstone Trading in 2005 which became Capstone Investment Advisors in 2007. At Capstone he held various positions including: S&P 500 options trader, VIX options trader, Global Index and ETF Trader. Mr. Lloyd graduated from Indiana University in 2001 and earned his MBA from the University in Arizona in 2011.

Chuck Remes, Chief Compliance Officer and COO, joined Cat 6 in 2008 and is responsible for Operations, Compliance, Legal, and Business Continuity aspects of Monte. Mr. Remes began his career at First Options in Chicago in 1995, rising to a Senior Vice President to lead its equity order routing system. After Goldman Sachs purchased the company in October 2000, Mr. Remes went on to develop its High Availability network and service systems and worked to design its business continuity plans. In 2006, Mr. Remes became a consultant for Fortune 500 companies in a similar arena. He graduated from the University of Illinois, Urbana- Champaign in 1994 with a degree in Math and Computer Science.

Proposed Change to Investment Advisory Fee

Under its Current Advisory Agreement Monte is entitled to receive from the Fund, as compensation for its services, a fee computed at an annual rate of 0.96% of average daily net assets. Monte earned a net advisory fee of $38,649 (after waivers) and waived $148,454 of its advisory fees for the fiscal year ended November 30, 2015.

The fee payable by the Fund to Monte under the Amended Advisory Agreement will be calculated on the average daily net assets of the Fund and computed at an annual rate of 1.70%. While the proposed advisory fees will be higher than currently established for the Fund, Monte anticipates that the Fund’s fees will be reduced related to

6

brokerage incentive fees and the cost of swaps which affect and reduce the overall performance of the Fund. The amount of investment advisory fees that the Fund would have paid to Monte in fiscal year ended November 30, 2015, if the advisory fee rate proposed under the Amended Advisory Agreement had been in effect is $[__________]. The percentage difference between the current advisory fee rate and the proposed advisory fee rate is [__]%.

The chart below compares the actual fees paid to the Monte for the fiscal year ended November 30, 2015 to a hypothetical example of the amount of fees that would have been paid had the Amended Advisory Agreement had been in place, and also shows the percentage difference between the actual and pro forma values.

Actual Fees Paid	Pro Forma Fees	Percentage Difference
$	$	__%

The tables below provide the current annual fund operating expenses of the Fund, as well as the proposed annual fund operating expenses.

Current Annual Fund Operating Expenses as of November 30, 2015

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.96%	0.96%	0.96%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(1)	1.55%	1.55%	1.55%
Acquired Fund Fees and Expenses (2)	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses	2.91%	3.66%	2.66%
Fee Waiver and Expense Reimbursements(3)	(0.76%)	(0.76%)	(0.76%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements	2.15%	2.90%	1.90%
(1)	These expenses are based on estimated amounts for the Fund’s current fiscal year. The Fund will invest a portion of its assets in a wholly-owned Cayman subsidiary, as described below (the “Subsidiary”). “Other Expenses” include the expenses of the Subsidiary.
(2)	This number represents the combined total fees and operating expenses of the Acquired Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund assets. Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.
(3)	Pursuant to an operating expense limitation agreement between Monte Capital Group, LLC (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses for the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Fund do not exceed 2.00%, 2.75%, and 1.75%, of the Fund’s average net assets, for Class A, Class C, and Class I shares, respectively, through July 31, 2016, and then 3.00%, 3.75% and 2.75% for Class A, Class C and Class I shares, respectively, adjusted annually of the average daily net assets through March 31, 2025 This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap.

7

Proposed Annual Fund Operating Expenses

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.70	1.70%	1.70%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(1)	1.55%	1.55%	1.55%
Acquired Fund Fees and Expenses (2)	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses	3.65%	4.40%	3.40%
Fee Waiver and Expense Reimbursements(3)	(0.76%)	(0.76%)	(0.76%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements	2.89%	3.64%	2.64%
(1)	These expenses are based on estimated amounts for the Fund’s current fiscal year. The Fund will invest a portion of its assets in a wholly-owned Cayman subsidiary, as described below (the “Subsidiary”). “Other Expenses” include the expenses of the Subsidiary.
(2)	This number represents the combined total fees and operating expenses of the Acquired Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund assets. Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.
(3)	Pursuant to an operating expense limitation agreement between Monte Capital Group, LLC (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses for the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Fund do not exceed 2.00%, 2.75%, and 1.75%, of the Fund’s average net assets, for Class A, Class C, and Class I shares, respectively, through March 31, 2017, and then 3.00%, 3.75% and 2.75% for Class A, Class C and Class I shares, respectively, adjusted annually of the average daily net assets through March 31, 2027. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap.

Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

Example (Current Annual Fund Operating Expenses)

	One Year	Three Years	Five Years	Ten Years
Class A	$756	$1,334	$1,936	$3,554
Class C	$293	$1,050	$1,828	$3,866
Class I	$193	$754	$1,342	$2,937

8

Example (Proposed Annual Fund Operating Expenses)

	One Year	Three Years	Five Years	Ten Years
Class A	$756	$1,334	$1,936	$3,554
Class C	$293	$1,050	$1,828	$3,866
Class I	$193	$754	$1,342	$2,937

The Investment Advisory Agreement

A copy of the proposed Amended Advisory Agreement is attached as Exhibit A. Subject to shareholder approval, the Trust will enter into the Amended Advisory Agreement with the Adviser. The Amended Advisory Agreement is identical to the Current Advisory Agreement, except for the advisory fee, date of execution, effectiveness and term. The following description is only a summary of the material terms of the Amended Investment Advisory Agreement and the Current Advisory Agreement. You should refer to Exhibit A for the Amended Advisory Agreement, as the description set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

Both the Current Advisory Agreement and the Amended Advisory Agreement provide that the adviser, under the supervision of the Board, agrees (directly or through a sub-adviser) to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the adviser. The adviser shall act as the investment adviser to the Fund and, as such shall (directly or through a sub-adviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained by the Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the adviser (directly or through a sub-adviser) will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the adviser, and all personnel of the Fund or the adviser performing services relating to research, statistical and investment activities.

Additionally, both the Current Advisory Agreement and the Amended Advisory Agreement provide that the adviser, directly provides, subject to the supervision of the Board of Trustees, the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The Amended Advisory Agreement will become effective upon approval by the shareholders of the Fund. The Amended Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Amended Advisory Agreement automatically terminates on assignment and is terminable upon notice by the Fund. In addition, the Amended Advisory Agreement may be terminated on 60 days’ notice by Monte given to the Fund.

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The Amended Advisory Agreement, like the Current Advisory Agreement, provides that the Fund’s adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

If the Amended Advisory Agreement with Monte is not approved by shareholders, the Board will consider other options, including seeking shareholder approval of the Amended Advisory Agreement again, retaining a new investment adviser, which must also be approved by Fund shareholders, or the possible liquidation of the Fund.

Expense Limitation Agreement

Pursuant to a separate operating expense limitation agreement (the “Current Expense Limitation Agreement”), Monte had contractually agreed to waive its fee and reimburse the Fund’s expenses so that total annual operating expenses for the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) do not exceed 2.00%, 2.75%, and 1.75%, of the Fund’s average net assets, for Class A, Class C, and Class I shares, respectively, through July 31, 2016 “First Expense Cap”), and then 3.00%, 3.75% and 2.75% for Class A, Class C and Class I shares, respectively, adjusted annually of the average daily net assets through March 31, 2025 (“Second Expense Cap”). At their the January 26 and 27, 2016 meeting, the Board approved extending the Current Expense Limitation Agreement such that Monte will continue to waive its fee and reimburse the Fund’s expenses so that total annual operating expenses for the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) do not exceed 2.00%, 2.75%, and 1.75%, of the Fund’s average net assets, for Class A, Class C, and Class I shares, respectively, through March 31, 2017 “First Expense Cap”), and then 3.00%, 3.75% and 2.75% for Class A, Class C and Class I shares, respectively, adjusted annually of the average daily net assets through March 31, 2027 (“Second Expense Cap”). This will remain in place with the approval of the Amended Advisory Agreement. Please refer to Exhibit C for a copy of the Current Expense Limitation Agreement.

Evaluation by the Board of Trustees

At a meeting of the Board on January 26 and 27, 2016, the Board, including the Independent Trustees, considered the renewal of the Current Advisory Agreement and the approval of the Amended Advisory Agreement between the Trust, on behalf of the Fund, and Monte.

In advance of the January 26 and 27, 2016, meeting, the Board requested and received materials to assist them in considering the Current Advisory Agreement and the Amended Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Current Advisory Agreement, the Amended Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Current Advisory Agreement and the approval of the Amended Advisory Agreement and comparative information relating to the current advisory fee, proposed new advisory fee and other expenses of the Fund. The materials also included due diligence materials relating to Monte (including due diligence questionnaires completed by Monte, Monte’s Forms ADV, select financial information of Monte, bibliographic information regarding Monte’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information. Based on their evaluation of the information provided by Monte, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), (i) approved the renewal of the Current Advisory Agreement and (ii) approved the Amended Advisory Agreement and recommended it to shareholders. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the renewal of the Current Advisory Agreement and the approval of the Amended Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different

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weights to the various factors. The following summarizes the Trustees’ review process and the information on which their conclusions were based:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Monte related to the proposed renewal of the Current Advisory Agreement, and the approval of the proposed Amended Advisory Agreement, including its ADV, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for the Fund, including the team of individuals that primarily monitors and executes the investment process and, in light of the proposal to hire a sub-adviser, would provide oversight of the sub-adviser The Board discussed the extent of the research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representative of Monte with respect to a series of important questions, including: whether Monte was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Fund; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with the Fund’ investment limitations, noting that the CCO would periodically review the portfolio managers’ performance of its duties to ensure compliance under Monte’s compliance program. The Board then reviewed the capitalization of Monte based on financial information provided by and representations made by Monte and concluded that Monte was sufficiently well-capitalized, or its principals have the ability to make additional contributions in order to meet its obligations to the Fund. The Board concluded that Monte had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Current Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Monte to the Fund were satisfactory.

Performance.  The Board discussed the reports prepared by Morningstar and reviewed the performance of the Fund as compared to its peer group and Morningstar category for the one year and three year periods as of December 31, 2015 noting the Fund underperformed its peer group and Morningstar category for these periods. The Board also reviewed the performance of the Fund versus its benchmark index for the one year, three year and since inception periods noting the Fund underperformed for each period. The Board discussed Monte’s efforts to enhance performance over the last eighteen months by migrating fund assets away from commodity pools managed by or derivative instruments providing exposure to \Hyman Beck, a commodity trading adviser the Fund previously provided exposure to, to commodity pools managed by or derivative instruments providing exposure to Chesapeake, the Fund’s proposed new Sub-adviser. The Board noted that although the Fund still underperformed its various benchmarks, the Fund saw marked improvement in its performance after the migration in comparison to earlier periods. After further discussion, the Board concluded that the performance of the Fund was consistent with the stated investment objective of such Fund and that the Board will continue to monitor the performance of the Fund.

Fees and Expenses. As to the costs of the services to be provided by Monte, the Board discussed the comparison of advisory fees and total operating expense data in a report prepared by Morningstar and reviewed Monte’s current advisory fee and overall expenses compared to its peer group and Morningstar category comprised of funds with similar investment objectives and strategies. The Board noted that Monte currently charges an advisory fee of 0.96% of the Fund’s average net assets (“Current Advisory Fee) and, after waivers earned 0.20%. The Trustees reviewed the fees of the peer group and Morningstar category noting that the current advisory fee is lower than the peer group (1.04%) and Morningstar category (1.24%) averages. The Board then reviewed the contractual arrangements for the Fund, which stated that Monte had agreed to waive or limit its advisory fee and/or reimburse expenses at least until March 31, 2017, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.00%, 2.75% and 1.75% of the Fund’ average net assets, for Class A, Class C and Class I shares, respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that based on Monte’s experience, expertise and services to the Fund, the Current Advisory Fee charged by Monte is reasonable.

The Board then discussed and considered Monte’s proposal to add Chesapeake as a sub-adviser for the managed futures portion of the Fund’s portfolio and Monte’s proposal to increase the advisory fee paid to it by the Fund from 0.96% of the Fund’s average net assets to 1.70% of the Fund’s average net assets (“New Advisory Fee”). The Board noted that Monte would be responsible for the sub-advisory fees payable to Chesapeake and that the proposed subadvisory fee payable to Chesapeake was 0.85% of the Fund’s average net assets. The Board then reviewed the contractual arrangements for the Fund, including the expense reimbursement agreement which stated that Monte had agreed to waive or limit its advisory fee and/or reimburse expenses at least until March 31, 2017, in order to

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limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.00%, 2.75% and 1.75% of the Fund’ average net assets, for Class A, Class C and Class I shares, respectively. The Board noted that the proposed new advisory fee was high in comparison to the Fund’s peer group although the Board further noted that the Fund’s expense limitations, even with an advisory fee increase, would remain unchanged and found such arrangement to be beneficial to shareholders. The Board concluded that based on Monte’s experience, expertise and services to the Fund, the proposed New Advisory Fee to be charged by Monte, while at the high end, is within the bounds of advisory fees for a fund of this type.

Profitability. The Board also considered the level of profits that could be expected to accrue to Monte with respect to the Fund based on profitability reports and analyses reviewed by the Board and the selected financial information of Monte provided by Monte. Specifically, the Board reviewed a profitability report using the Current Advisory Fee and a profitability report using the Proposed New Advisory Fee and taking into consideration the hiring of Chesapeake as the Fund’s sub-adviser. After review and discussion, the Board concluded that based on the services provided by Monte and the projected growth of the Fund, the anticipated profits from Monte’s relationship with the Fund under the Current Advisory Fee and Proposed New Advisory Fee were not or would not be excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund, Monte’s expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. Having requested and received such information from Monte as the Board believed to be reasonably necessary to evaluate the terms of the Current Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, (a) the terms of the Current Advisory Agreement are reasonable; (b) the Current Advisory Fee is reasonable; and (c) the Current Advisory Agreement is in the best interests of the Fund and its shareholders.

Additionally, having requested and received such information from Monte as the Board believed to be reasonably necessary to evaluate the terms of the Amended Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined, in light of the proposal to hire Chesapeake as a sub-adviser to the Fund, that (a) the terms of the Amended Advisory Agreement are reasonable; (b) the proposed New Advisory Fee is reasonable; and (c) the Amended Advisory Agreement is in the best interests of the Fund and its shareholders.

Accordingly, the Board, concluded to approve the renewal of the Current Advisory Agreement and to approve the Amended Advisory Agreement and recommend the Amended Advisory Agreement to shareholders for approval.

Accordingly, the Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the Amended Advisory Agreement.

PROPOSAL II — APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

At the Special Meeting, shareholders will be asked to approve a new sub-advisory agreement (“New Sub-Advisory Agreement”) between Monte, the Fund’s investment adviser, and Chesapeake Capital Corp. (“Chesapeake”), the Fund’s proposed new sub-adviser. A general description of the proposed New Sub-Advisory Agreement is included below. The Fund currently does not have a sub-adviser. The Board approved the New Sub-Advisory Agreement at an in-person meeting held on January 26 and 27, 2016. Shareholder approval of the New Sub-Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the New Sub-Advisory Agreement is included in Exhibit B.

Under the New Sub-Advisory Agreement, Chesapeake will provide investment research, advice, management and supervision, subject to the supervision of the Fund’s Board Members and Monte, the Fund’s investment adviser.

The Fund’s investment advisory agreement with Monte was last approved by shareholders on March 14, 2014. The Board last approved the investment advisory agreement at an in-person meeting held on January 26 and 27, 2016 (as

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described under Proposal I of this Proxy Statement). Monte is responsible for the day-to-day management of the Fund. Monte currently proposes to hire an investment sub-adviser to furnish investment advice and recommendations and has received Board approval to enter into a sub-advisory agreement with Chesapeake, subject to the approval of the Fund’s shareholders. Monte will oversee the sub-adviser and monitor the sub-adviser’s buying and selling of portfolio securities and investment performance. Monte is entitled to receive investment advisory fees for its service as investment adviser to the Fund.

The appointment of Chesapeake as sub-adviser is not expected to result in any material changes in the nature or the level of investment advisory services provided to the Fund by Monte. In connection with the proposed addition of Chesapeake as a sub-adviser, the Fund’s investment objective, investment strategies and risks will not change.

General Description of Sub-Advisory Agreement

Set forth below is a general description of certain terms of the New Sub-Advisory Agreement. A copy of the form of New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B, and you should refer to Appendix B for the complete terms of the New Sub-Advisory Agreement.

Investment Management Services. The New Sub-Advisory Agreement provides that, subject to the supervision of the Fund’s Board Members and of Monte, Chesapeake will regularly provide the Fund, with respect to that portion of a Fund’s assets allocated to it by Monte (“Sub-adviser Assets”), with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any written restrictions or limitations from Monte or the Fund, will determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any other specific policies adopted by the Fund’s Board and disclosed to Chesapeake and any written instructions and directions the Board or Monte provides to Chesapeake.

Under the Fund’s New Sub-Advisory Agreement, Chesapeake is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Fund’s Board that may modify or restrict Chesapeake’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and applicable law, Chesapeake may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which Chesapeake or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” Chesapeake is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Chesapeake determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that Chesapeake and its affiliates have with respect to accounts over which they exercise investment discretion.

The New Sub-Advisory Agreement further provides that, Monte shall retain full discretionary authority to exercise voting rights with respect to the securities and other investments in the Sub-adviser Assets. Monte, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Sub-adviser Assets may be invested from time to time, and shall not be required to seek or take instructions from the Sub-adviser or take any action with respect thereto. Chesapeake may provide input to the proxy vote process not later than 5 days prior to the proxy vote deadline.

Fees. Under the New Sub-Advisory Agreement, if approved, Monte, and not the Fund, will pay Chesapeake sub-advisory fees of 0.85% for its services with respect to the Fund’s average daily net assets on an annual basis.

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Payment of Expenses. The New Sub-Advisory Agreement requires Chesapeake to pay all expenses incurred by it in the performance of its duties under the Agreement. Chesapeake shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. Chesapeake shall not be responsible for the Trust’s, the Fund’s or Monte’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Sub-adviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Sub-adviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of Chesapeake); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust or Monte, as the case may be, shall reimburse Chesapeake for any expenses of the Fund or Monte as may be reasonably incurred by Chesapeake on behalf of the Fund or Monte.

Securities Transactions. The New Sub-Advisory Agreement provides that Chesapeake and any affiliated person of Chesapeake will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, Chesapeake or any affiliated person of Chesapeake may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws.

Limitation on Liability. Under the New Sub-Advisory Agreement, Chesapeake shall exercise its best judgment in rendering its services in accordance with the terms of the New Sub-Advisory Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of Chesapeake or a reckless disregard of its duties, Chesapeake, each of its affiliates, shall not be subject to any expenses or liability to Monte, the Trust or the Fund or any of the Fund’s shareholders, in connection with the matters to which the New Sub-Advisory Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. Monte shall exercise its best judgment in rendering its obligations in accordance with the terms of the New Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of Monte or a reckless disregard of its duties, Monte, any of its affiliates, shall not be subject to any liability to Chesapeake, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets..

Term and Continuance. If approved by shareholders of the Fund, the New Sub-Advisory Agreement for the Fund will continue, unless sooner terminated as set forth therein, for two years from its effective date. Thereafter, if not terminated, the New Sub-Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the agreement.

Termination. The New Sub-Advisory Agreement for the Fund provides that the Agreement may be terminated at any time, without penalty, by the Board or by the shareholders of the Fund acting by a vote of at least a majority of its outstanding voting securities. In addition, the New Sub-Advisory Agreement may be terminated by Monte upon written notice to the sub-adviser, without the payment of any penalty. The New Sub-Advisory Agreement for the Fund also provides that Chesapeake may terminate the Agreement upon giving 60 days’ written notice to the Trust and by Monte upon 60 days’ written notice to Chesapeake. The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may not be assigned by Monte without the consent of Chesapeake.

Evaluation by the Board of Trustees

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At a meeting of the Board held on January 26 and 27, 2016, the Board considered the approval of the New Sub-Advisory Agreement for the Fund between Monte and Chesapeake, the Fund’s proposed new sub-adviser.

In advance of the January 26 and 27, 2016, meeting, the Board requested and received materials to assist them in considering the New Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the New Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the New Sub-Advisory Agreement. The materials also included due diligence materials relating to Chesapeake (including due diligence questionnaires completed by Chesapeake, Chesapeake’s Form ADV, select financial information of Chesapeake and bibliographic information regarding Chesapeake’s key management and investment advisory personnel) and other pertinent information. Based on their evaluation of the information provided by Chesapeake, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the New Sub-Advisory Agreement for its initial two year period and recommended it to shareholders. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the approval of the New Sub-Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The following summarizes the Trustees’ review process and the information on which their conclusions were based:

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services to be provided by Chesapeake, the Board noted the experience of the portfolio management and research personnel of Chesapeake, including their experience in the investment field, education and industry credentials. The Board discussed the financial condition of Chesapeake and reviewed supporting materials. The Board reviewed the presentation materials prepared by Chesapeake describing their investment process. The Board received satisfactory responses from Chesapeake with respect to a series of important questions, including: whether Chesapeake was involved in any lawsuits or pending regulatory actions. The Board discussed Chesapeake’s compliance structure and broker selection process. In consideration of the compliance policies and procedures for Chesapeake included in the Board Materials, the Board noted Monte’s belief that Chesapeake has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund. Accordingly, the Board concluded that Chesapeake had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Chesapeake Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to the Fund were satisfactory.

Performance. The Board considered Chesapeake’s past performance of several private funds and similarly managed separate accounts as well as other factors relating to Chesapeake’s track record. The Board concluded that the performance track record of Chesapeake was satisfactory.

Fees and Expenses. As to the costs of the services to be provided by Chesapeake, the Board discussed the sub-advisory fee payable to Chesapeake. The Trustees discussed the sub-advisory fee relative to the advisory fee noting that Chesapeake will be paid a sub-advisory of 0.85% of the Fund’s average net assets and that Monte, rather than the Fund, would be responsible for the payment of such fee. Additionally, the Board noted that Chesapeake will be sharing the impact of the Fund’s expense limitations, splitting the costs associated with running a mutual fund with Monte. After additional discussion, the Board concluded that the sub-advisory fee payable to Chesapeake was reasonable. .

Profitability. As to profitability, the Trustees discussed the total fees expected to be paid to Chesapeake, and noted that Chesapeake will receive no other compensation from the Fund or Monte except the sub-advisory fee earned pursuant to the Chesapeake Sub-Advisory Agreement and payable by Monte. As to the costs of the services to be provided, and profits to be realized by Chesapeake, the Trustees reviewed a profitability analysis that was provided, however, because the sub-advisory fee will be paid by Monte, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fee. Consequently, the Board did not consider the costs of services provided by

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Chesapeake or its profitability to be significant factors. Based on all these factors, the Board concluded that the sub-advisory fee to be paid under the Chesapeake Sub-Advisory Agreement is reasonable in light of the services to be provided thereunder.

Economies of Scale. Since the sub-advisory fee is not paid by the Fund, the Board did not consider whether the sub-advisory fee should reflect any potential economies of scale that might be realized as the assets of the Fund increase.

Conclusion. Having requested and received such information from Chesapeake as the Board believed to be reasonably necessary to evaluate the terms of the New Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that (a) the terms of the New Sub-Advisory Agreement are reasonable; (b) the sub-advisory fee is reasonable; and (c) the New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board, concluded to approve the New Sub-Advisory Agreement and recommended it to shareholders for approval.

Information about the Sub-Adviser

Chesapeake, located at 1721 Summit Avenue, Richmond VA 23230, is a registered investment adviser. Chesapeake is an Illinois corporation that has been in the investment management business since 1988, and has been a registered investment adviser since 2016. Chesapeake is principally owned indirectly (through Chesapeake Holding Company) by R. Jerry Parker, Jr. Mr. Parker also serves as Chairman and Chief Executive Officer of Chesapeake. As of October 31, 2015, Chesapeake had approximately $125 million in net assets under management (including Funds and individual clients), all managed on a discretionary basis.

The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of Chesapeake are set forth below. The principal address of each individual as it relates to his or her duties at Chesapeake is the same as that of Chesapeake.

Name	Title
Ralph Jerry Parker, Jr	Founder & CEO, Principal
Anil Ladde	President, Director of Trading, Principal
Michael Striano	Senior VP of Operations, Principal
Michael Ivie	Director of Research, Principal
Sean Stickler	Chief Compliance Officer, Principal
Michael Todd Gibson	VP of Trading
Heather Breed	Director of Financial Operations

Management Activities. As December 31, 2015, Chesapeake does not act as investment adviser or sub-adviser to any other registered investment companies with investment objectives similar to those of the Fund.

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OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Northern Lights Fund Trust II, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust. The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, NE 68130. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund currently retains Monte as its interim investment adviser.

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, provides the Fund with transfer agent, accounting and administrative services.

The most recent annual report of the Fund, including audited financial statements for the fiscal year ended November 30, 2015, has been mailed previously to shareholders. The most recent semi-annual report of the Fund for the period ended May 31, 2015, has been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies of the Annual Report or Semi-Annual Report to Shareholders, Prospectus and/or SAI, free of charge, please contact the Fund at the address set forth on the first page of this Proxy Statement or by calling (toll-free) 1-855-542-4642 and they will be sent to you by first class mail.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the proposed Amended Advisory Agreement; and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING INFORMATION

As of the Record Date, there were [_________] shares of beneficial interest of the Fund issued and outstanding. There were [_________] of Class A shares outstanding, [_________] of Class C shares outstanding and [_________] of Class I shares outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on the Proposals. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed Amended Advisory Agreement and the New Sub-Advisory Agreement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

Thirty-three and one-third percent (33-1/3%) of the shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed Amended Advisory Agreement and New Sub-Advisory

17

Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

The record owners of more than 5% of the outstanding shares of the Fund are listed in the following table.

Name and Address	Status of Holding	Number of Shares Owned	Percentage Held
Class I Shares

%

%

Name and Address	Status of Holding	Number of Shares Owned	Percentage Held
Class C Shares
%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

SHAREHOLDER PROPOSALS

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act.

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual

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meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Fund Trust II, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, LLC (“AST”), a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to AST are approximately [_________]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Fund. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Monte will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Monte may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

REVOCABILITY OF PROXIES

The presence of a shareholder at the Meeting will not automatically revoke such shareholder’s proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to: Monte Chesapeake Macro Strategies Fund c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, by calling [1-800-361-2782] or by attending the Meeting and voting in person. All valid, unrevoked proxies will be voted at Meeting.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at (631) 470-2600, or write the Trust at 17605 Wright Street, Suite 2, Omaha, NE 68130.

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EXHIBITS:

Exhibit A – Amended Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST II

and

MONTE CAPITAL GROUP LLC

AGREEMENT, made as of [date] between Northern Lights Fund Trust II, a Delaware statutory trust (the "Trust"), and Monte Capital Group LLC a Delaware limited liability company (the "Adviser"), located at 11 Broadway, Suite 766, New York, New York 10004.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or

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action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser and all expenses incurred in connection with each Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

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2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

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4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that Adviser deem, in good faith, to be in the best interest of the Fund and in accordance with its proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for

5

all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date and year upon which the Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

6

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust II and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

7

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

8

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST II

By: ____________________________

Name: Kevin Wolf

Title: President

MONTE CAPITAL GROUP, LLC

By:_____________________________

Name: Aron Schnell

Title: Chief Executive Officer

9

NORTHERN LIGHTS FUND TRUST II

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Monte Chesapeake Macro Strategies Fund	1.70%

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Exhibit B – New Sub-Advisory Agreement

SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of the [23rd day of March], 2016 by and between Monte Capital Group, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Chesapeake Capital Corporation a Subchapter S Corporation organized under the laws of Illinois (the “Subadviser”) and also registered under the Advisers Act, with respect to the Monte Chesapeake Macro Strategies Fund (the “Fund”), a series of the NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the 23rd day of March 2016 (the “Advisory Agreement”), been retained to act as investment adviser for the Fund;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of the Fund’s assets that the Adviser will assign to the Subadviser (“Subadviser Assets”), and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to the Fund:

1.                  Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage the Subadviser Assets subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser and the Trust do not object to such activities.

2.                  Duties of Subadviser.

(a) Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus (“Prospectus”) and statement of additional information (“SAI”) as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Trust’s Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

(b) Compliance with Applicable Laws and Governing Documents. In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Code. In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent the Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance. In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M. If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code thereunder.

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The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes. The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto.

(c) Voting of Proxies. The Adviser shall retain full discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets. The Adviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from the Subadviser or take any action with respect thereto. The Subadviser may provide input to the proxy vote process not later than 5 days prior to the proxy vote deadline. The Adviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Adviser or its designee will provide a copy of such procedure to the Subadviser and establish a process for the timely distribution of the voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(d) Agent. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets. The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

(e) Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Trust’s Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with

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the Subadviser) or dealers (collectively “Brokers”) as Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust’s Board of Trustees prior to establishing any such brokerage account. The Subadviser shall place all orders for the purchase and sale of portfolio investments for the Fund’s account with Brokers selected by the Subadviser. In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions. The Subadviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades. Notwithstanding the foregoing, neither the Trust, the Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

(f) Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser or any affiliated person of the

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Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets. The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust’s Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(g) Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files. The Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(h) Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

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(i) Custody Arrangements. The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements. The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets. The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of the Fund. The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

3. Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

4. Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Trust’s, the Fund’s or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the

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Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5. Investment Analysis and Commentary. The Subadviser will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement. The Investment Reports are due within 10 days after the end of each quarter. In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 10 days of the end of the month in which such agreement is reached between the Adviser and Subadviser. The subject of each Investment Report shall be mutually agreed upon. The Adviser is freely able to publicly distribute the Investment Report.

6. Compensation. For the services provided pursuant to this Agreement, the Subadviser is entitled to an annual fee as attached hereto in Appendix A. Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser, calculated at an annual rate based on the Fund’s average daily net assets.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Fund’s Prospectus and/or SAI. If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

7. Exclusivity. The Subadviser will not subadvise or license the Fund’s investment strategy for another regulated investment company as defined in the Code under Subchapter M without mutual consent of both the Adviser and Subadviser for a period of 12 months. Exclusivity is not applicable to the sub-investment strategies that combined, constitute the Fund’s investment strategy.

8. Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

(a) The Subadviser is registered as an investment adviser under the Advisers Act;

(b) The Subadviser is a limited liability company duly organized and properly registered and operating under the laws of the California with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of,

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or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(d) The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

9. Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

(a) The Adviser is registered as an investment adviser under the Advisers Act;

(b) The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Nevada with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors, shareholders or managing unitholder, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d) The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e) The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement; and

(f) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of the Fund, including without limitation the Adviser’s entering into and performing this Agreement.

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10. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

11. Liability and Indemnification.

(a) Liability. The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

(b) Indemnification. The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

(c) The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the

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Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

12. Duration and Termination.

(a) Duration. Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the date and year upon which the Fund commences investment operations, and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

i.                    By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon 60 days’ written notice to the Subadviser;

ii.                  By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

iii.                By the Subadviser upon 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

13. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

14. Reference to Adviser and Subadviser.

(a) The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with

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any activity associated with the Fund. In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials. The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund. The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser. Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided in a timely manner. Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

(b) Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

15. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

16. Confidentiality. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

(a) Authorized. The Adviser or the Trust has authorized such disclosure;

(b) Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c) Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d) Already Known. Such information already was known by the party prior to the date hereof;

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(e) Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f) Independently Developed. The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Subadviser agrees, consistent with its Code of Ethics, that neither it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about the Fund’s portfolio holdings.

17. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a) If to the Subadviser:

Phone:

Email:

(b) If to the Adviser:

Phone:

Email:

18. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

20. Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

21. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

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22. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

23. Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

MONTE CAPITAL GROUP, LLC

By:__________________________________

Name: Annette Cazenave

Title: CIO, Mutual funds

CHESAPEAKE CAPITAL CORPORATION

By:__________________________________

Name: Ralph Jerry Parker, Jr.

Title: CEO and Principal

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APPENDIX A

SUB-ADVISORY FEES

Fund	Annual Fee Rate as a % of the Fund’s Average Net Assets

Monte Chesapeake Macro Strategies Fund	0.85%

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Exhibit C

Current Expense Limitation Agreement

NORTHERN LIGHTS FUND TRUST II
OPERATING EXPENSES LIMITATION AGREEMENT

MONTE CHESAPEAK MACRO STRATEGIES FUND

THIS OPERATING EXPENSES LIMITATION AGREEMENT (the “Agreement”) by and between NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust (the “Trust”), on behalf of the Monte Chesapeake Macro Strategies Fund, (the “Fund”) a series of the Trust and the Advisor of such Fund, Monte Capital Group LLC (the “Advisor”).

WITNESSETH:

WHEREAS, the Advisor renders advice and services to the Fund pursuant to the terms and provisions of an Investment Advisory Agreement between the Trust and the Advisor dated as of the [March 23, 2016] (the “Investment Advisory Agreement”); and

WHEREAS, the Fund is responsible for, and have assumed the obligation for, payment of certain expenses pursuant to the Investment Advisory Agreement that have not been assumed by the Advisor; and

WHEREAS, the Advisor desires to limit the Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Funds) desires to allow the Advisor to implement those limits;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1. Limit on Operating Expenses. The Advisor hereby agrees to limit the Fund’s current Operating Expenses to an annual rate, expressed as a percentage of the Funds’ average annual net assets, to the amounts listed in Appendix A (the “Annual Limit”). In the event that the current Operating Expenses of the Funds, as accrued each month, exceed its Annual Limit, the Advisor will pay to that Fund, on a monthly basis, the excess expense within 30 days of being notified that an excess expense payment is due.

2. Definition. For purposes of this Agreement, the term “Operating Expenses” with respect to the Fund, is defined to include all expenses necessary or appropriate for the operation of the Fund and including the Advisor’s investment advisory or management fee detailed in the Investment Advisory Agreement, any Rule 12b-l fees and other expenses described in the Investment Advisory Agreement, but does not include any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation.

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3. Reimbursement of Fees and Expenses. The Advisor retains its right to receive reimbursement of any excess expense payments paid by it pursuant to this Agreement in future years on a rolling three year basis, if such reimbursement can be achieved within the Operating Expense Limitations listed in Appendix A.

4. Term. This Agreement shall become effective on the date first above written and shall remain in effect until at least March 31, 2027 unless sooner terminated as provided in Paragraph 5 of this Agreement, and shall continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Trustees of the Trust.

5. Termination. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Advisor. This Agreement may not be terminated by the Advisor without the consent of the Board of Trustees of the Trust. This Agreement will automatically terminate, with respect to the Funds listed in Appendix A if the Investment Advisory Agreement for the Fund is terminated, with such termination effective upon the effective date of the Investment Advisory Agreement’s termination for the Fund.

6. Assignment. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940 and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

NORTHERN LIGHTS FUND TRUST II	Monte Capital Group LLC
on behalf of the Monte Chesapeake Macro Strategies Fund

By: ______________________	By: __________________
Name: Kevin Wolf	Name: Annette Cazenave
Title: President	Title: CIO, Mutual Funds

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Appendix A

Fund	Operating Expense Limit

Monte Chesapeake Macro Strategies Fund Class A Class C Class I	2.00% through March 31, 2017 and then 3.00% through March 31, 2027 2.75% through March 31, 2017 and then 3.75% through March 31, 2027 1.75% through March 31, 2017 and then 2.75% through March 31, 2027

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